Net Finance Costs - Summary of Financial Result (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
FINANCIAL INCOME
Other interest income from loans and receivables	€ 0	€ 18	€ 73
Total	0	18	73
FINANCIAL EXPENSES
Interest and similar expenses on loans	(2,196)	(918)	0
Interest on lease obligations	(185)	(137)	(92)
Borrowing costs capitalized in accordance with IAS 23	233	1,055	92
Total	(2,148)	0	0
Net foreign exchange gain (loss)	826	(531)	109
Net finance costs	€ (1,322)	€ (513)	€ 182